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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): September 18, 2009

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

      On September 15, 2009, the Nasdaq Stock Market ("NASDAQ") notified Aehr Test Systems (the "Company"), that it no longer complies with Rule 5450(a)(1)(the "Minimum Bid Price Rule"), as the bid price of the Company's shares closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the letter. In accordance with Rule 5810(c)(3)(A) (the "Grace Period Rule"), the Company will be provided 180 calendar days, or until March 15, 2010, to regain compliance with the Minimum Bid Price Rule.
The Company may regain compliance with the Minimum Bid Price Rule if the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days at anytime before March 15, 2010.

      If compliance with the Minimum Bid Price Rule cannot be demonstrated by March 15, 2010 and, except for the bid price requirement, the Company meets The Nasdaq Capital Market initial listing criteria set forth in Marketplace Rule 5505, then the Company will receive an additional 180 calendar day compliance period in which to demonstrate compliance with the Minimum Bid Price Rule. If the Company does not regain compliance with the Minimum Bid Price Rule prior to March 15, 2010 and is not eligible for the additional compliance period, then NASDAQ will notify the Company that the Common Stock will be delisted. At that time, the Company may appeal NASDAQ's determination to delist the Common Stock.

      A copy of the press release issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 of this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             99.1           Press Release of Aehr Test Systems dated
                            September 18, 2009 entitled "Aehr Test Systems
                            Receives Nasdaq Notification Related To Minimum
                            Bid Price Rule."




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  September 18, 2009
                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer